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SFBC INTERNATIONAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
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
                                                          Three Months Ended             Nine Months Ended
                                                             September 30,                 September 30,
                                                          2003           2002           2003            2002
                                                          ----           ----           ----            ----
Net revenue                                            $29,078,652    $17,483,334    $70,232,241    $41,786,754
Costs and expenses
     Direct costs                                       17,396,095      9,652,769     40,653,670     22,968,544
     Selling, general and administrative expenses        7,284,094      4,777,248     20,331,372     12,363,767
                                                       -----------    -----------    -----------    -----------
          Total costs and expenses                      24,680,189     14,430,017     60,985,042     35,332,311
          Earnings from operations                       4,398,463      3,053,317      9,247,199      6,454,443
Other income (expense)
     Interest income                                        26,469         94,463        116,155        397,510
     Interest expense                                     (126,418)       (86,079)      (303,439)      (218,821)
                                                       -----------    -----------    -----------    -----------
          Total other income (expense)                     (99,949)         8,384       (187,284)       178,689
                                                       -----------    -----------    -----------    -----------
          Earnings before taxes                          4,298,514      3,061,701      9,059,915      6,633,132
Income tax expense                                         873,549        868,833      1,667,600      1,755,423
                                                       -----------    -----------    -----------    -----------
          Net earnings                                 $ 3,424,965    $ 2,192,868    $ 7,392,315    $ 4,877,709
                                                       ===========    ===========    ===========    ===========
Earnings per share:
     Basic                                             $      0.45    $      0.31    $      1.00    $      0.70
                                                       ===========    ===========    ===========    ===========
     Diluted                                           $      0.42    $      0.30    $      0.93    $      0.66
                                                       ===========    ===========    ===========    ===========
Shares used in computing earnings per share:
     Basic                                               7,669,132      7,147,119      7,373,888      7,003,028
                                                       ===========    ===========    ===========    ===========
     Diluted                                             8,227,141      7,311,041      7,906,430      7,380,874
                                                       ===========    ===========    ===========    ===========

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SFBC INTERNATIONAL, INC. AND SUBSIDIARIES
SELECTED CONSOLIDATED BALANCE SHEET INFORMATION
FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2003
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

                                                  (Unaudited)          (Audited)
                                                 September 30,        December 31,
                                                      2003                2002
                                                 -------------        ------------
ASSETS
Cash and cash equivalents                         $  7,370,355        $ 6,361,496
Accounts receivable                                 31,381,159         21,753,778
Total current assets                                45,343,459         35,419,001

Fixed assets                                        19,934,769         16,612,579

Total assets                                       117,926,264         85,959,440

LIABILITIES and STOCKHOLDERS' EQUITY
Current liabilities                                 22,142,096         14,613,794

Total liabilities                                   29,817,302         17,400,750

Stockholders' equity                                88,108,962         68,558,690

Total liabilities and stockholders' equity        $117,926,264        $85,959,440
